Exhibit 10.1

EXECUTION COPY

SEVENTH AMENDMENT TO CREDIT AGREEMENT

This SEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of March 6, 2012, is entered into by and among Huntsman International LLC, a Delaware limited liability company (the “Borrower”), the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent.

RECITALS:

A.                                   The Borrower, the Lenders, the Agents, and JPMorgan Chase Bank, N.A., as Administrative Agent, have heretofore entered into that certain Credit Agreement dated as of August 16, 2005 (as heretofore amended, restated, supplemented or otherwise modified by the Consent and First Amendment to Credit Agreement dated as of December 12, 2005, the Consent and Second Amendment to Credit Agreement and Amendment to Security Documents dated as of June 30, 2006, the Third Amendment to Credit Agreement dated as of April 19, 2007, the Fourth Amendment to Credit Agreement dated as of June 22, 2009, the Fifth Amendment to Credit Agreement dated as of March 9, 2010, and the Sixth Amendment to Credit Agreement dated as of March 7, 2011, and as may be further amended, supplemented or otherwise modified in accordance with its terms, the “Credit Agreement”).

B.                                     The Borrower has requested (a) pursuant to Section 2.11 of the Credit Agreement, to extend the Revolver Stated Termination Date and (b) pursuant to Section 2.12 of the Credit Agreement, to extend the maturity of, and modify the amortization and pricing terms with respect to, the Non-Extended Term B Dollar Loans of those Non-Extended Term B Dollar Lenders who consent to such extension and modification.

C.                                     This Amendment shall constitute and be deemed to be notice of such proposed extensions pursuant to Section 2.11 and 2.12 of the Credit Agreement, as applicable.

D.                                    The Borrower has requested that the Credit Agreement be amended as described herein to (a) increase the size of, and modify the pricing terms with respect to, the Revolving Facility and (b) effect certain other changes to the terms and provisions of the Credit Agreement set forth herein (such amended Credit Agreement, the “Amended Credit Agreement”).

E.                                      This Amendment constitutes a Loan Document and these Recitals shall be construed as part of this Amendment.

NOW, THEREFORE, in consideration of the Recitals herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1                               Defined Terms.  Capitalized terms used but not otherwise defined herein (including the preliminary statements hereto) shall have the meanings assigned thereto in the Credit Agreement.  The provisions of the last paragraph of Section 1.1 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 2                               Amendments.  Effective as of the Seventh Amendment Effective Date (as defined below) and subject to the satisfaction of the terms and conditions set forth herein:

2.1.                            The Credit Agreement shall be amended as follows:

(a)                                  The following definitions in Article I of the Credit Agreement are hereby replaced in their entirety with the following:

“Applicable Base Rate Margin” means at any date, (i) with respect to Revolving Loans denominated in Dollars (including any Swing Line Loans denominated in Dollars), the applicable percentage set forth in the following table under the column Applicable Base Rate Margin for Revolving Loans opposite the Most Recent Senior Secured Leverage Ratio as of such date, (ii) with respect to Term C Dollar Loans, 1.25%, (iii) with respect to Non-Extended Term B Dollar Loans and Extended Term B Dollar Loans, the applicable percentage set forth under the column Applicable Base Rate Margin for Non-Extended Term B Dollar Loans or the column Applicable Base Rate Margin for Extended Term B Dollar Loans, as applicable, opposite the Most Recent Senior Secured Leverage Ratio as of such date and (iv) with respect to Series 2 Extended Term B Dollar Loans, the applicable percentage set forth under the column Applicable Base Rate Margin for Series 2 Extended Term B Dollar Loans opposite the Most Recent Senior Secured Leverage Ratio as of such date (provided that, for the avoidance of doubt, for the periods prior to the Seventh Amendment Effective Date for which interest or fees have not been paid, the Applicable Base Rate Margin in effect immediately prior to giving effect to the Seventh Amendment shall be applicable):

Most Recent Senior Secured Leverage Ratio	Applicable Base Rate Margin for Revolving Loans
Less than or equal to 2.00 to 1	1.50%
Greater than 2.00 to 1 but less than or equal to 2.50 to 1	1.75%
Greater than 2.50 to 1	2.00%

Most Recent Senior Secured Leverage Ratio	Applicable Base Rate Margin for Non-Extended Term B Dollar Loans	Applicable Base Rate Margin for Extended Term B Dollar Loans
Less than or equal to 2.25 to 1	0.50%	1.50%
Greater than 2.25 to 1	0.75%	1.75%

Most Recent Senior Secured Leverage Ratio	Applicable Base Rate Margin for Series 2 Extended Term B Dollar Loans
Less than 1.50 to 1	1.75%
Greater than or equal to 1.50 to 1	2.00%

“Applicable Commitment Fee Percentage” means at any date, 0.50% per annum (provided that, for the avoidance of doubt, for the periods prior to the Seventh Amendment Effective Date for which interest or fees have not been paid, the Applicable Commitment Fee Percentage in effect immediately prior to giving effect to the Seventh Amendment shall be applicable).

“Applicable Eurocurrency Margin” means at any date, (i) with respect to Revolving Loans denominated in Dollars, the applicable percentage set forth in the following table under the column Applicable Eurocurrency Margin for Revolving Loans opposite the Most Recent Senior Secured Leverage Ratio as of such date, (ii) with respect to Term C Dollar Loans, 2.25%, (iii) with respect to Non-Extended Term B Dollar Loans and Extended Term B Dollar Loans, the applicable percentage set forth under the column Applicable Eurocurrency Margin for Non-Extended Term B Dollar Loans or the column Applicable Eurocurrency Margin for Extended Term B Dollar Loans, as applicable, opposite the Most Recent Senior Secured Leverage Ratio as of such date and (iv) with respect to Series 2 Extended Term B Dollar Loans, the applicable percentage set forth under the column Applicable Eurocurrency Margin for Series 2 Extended Term B Dollar Loans opposite the Most Recent Senior Secured Leverage Ratio as of such date (provided that, for the avoidance of doubt, for the periods prior to the Seventh Amendment Effective Date for which interest or fees have not been paid, the Applicable Eurocurrency Margin in effect immediately prior to giving effect to the Seventh Amendment shall be applicable):

Most Recent Senior Secured Leverage Ratio	Applicable Eurocurrency Margin for Revolving Loans
Less than or equal to 2.00 to 1	2.50%
Greater than 2.00 to 1 but less than or equal to 2.50 to 1	2.75%
Greater than 2.50 to 1	3.00%

Most Recent Senior Secured Leverage Ratio	Applicable Eurocurrency Margin for Non-Extended Term B Dollar Loans	Applicable Eurocurrency Margin for Extended Term B Dollar Loans
Less than or equal to 2.25 to 1	1.50%	2.50%
Greater than 2.25 to 1	1.75%	2.75%

Most Recent Senior Secured Leverage Ratio	Applicable Eurocurrency Margin for Series 2 Extended Term B Dollar Loans
Less than 1.50 to 1	2.75%
Greater than or equal to 1.50 to 1	3.00%

“Revolver Stated Termination Date” means March 20, 2017 (provided, that (a) to the extent that there are any Senior Notes (2016) outstanding on any day during the period from and including the Senior Notes (2016) Trigger Date to and including the Senior Notes (2016) Maturity Date, then, unless the Applicable Liquidity Sum on such day is at least the sum of (x) $200,000,000 and (y) the aggregate principal amount of Senior Notes (2016) outstanding on such day, the “Revolver Stated Termination Date” shall be such day, (b) to the extent that there are any Non-Extended Term B Dollar Loans outstanding on any day during the period from and including the Non-Extended Term B Loan Trigger Date to and including the Non-Extended Term B Loan Maturity Date, then, unless the Applicable Liquidity Sum on such day is at least the sum of (x) $200,000,000 and (y) the aggregate principal amount of Non-Extended Term B Dollar Loans outstanding on such day, the “Revolver Stated Termination Date” shall be such day and (c) to the extent that there are any Term C Dollar Loans outstanding on any day during the period from and including the Term C Loan Trigger Date to and including the Term C Loan Maturity Date, then, unless the Applicable Liquidity Sum on such day is at least the sum of (x) $200,000,000 and (y) the aggregate principal amount of Term C Dollar Loans outstanding on such day, the “Revolver Stated Termination Date” shall be such day), as the same may be extended from time to time pursuant to Section 2.11.

“Revolver Termination Date” means the Revolver Stated Termination Date or such earlier date as the Revolving Commitments shall have been terminated or otherwise reduced to $0 pursuant to this Agreement.

“Scheduled Term Repayments” means (a) for the Extended Term B Dollar Loans, the Series 2 Extended Term B Dollar Loans, the Non-Extended Term B Dollar Loans or the Term C Dollar Loans, the scheduled principal payments set forth in the definition of Scheduled Extended Term B Dollar Repayments, the Scheduled Series 2 Extended Term B Dollar Loan Repayments, the Scheduled Non-Extended Term B Dollar Repayments or the Scheduled Term C Dollar Repayments, as applicable, and (b) for the Term Loans, the sum of the scheduled principal payments set forth in the definitions of Scheduled Extended Term B Dollar Repayments, Scheduled Series 2 Extended Term B Dollar Loan Repayments, Scheduled Non-Extended Term B Dollar Repayments and Scheduled Term C Dollar Repayments.

“Term B Loan Maturity Date” means, as applicable, the Extended Term B Loan Maturity Date and/or the Non-Extended Term B Loan Maturity Date.  For the avoidance of doubt, the Series 2 Extended Term B Loans shall mature on the Extended Term B Loan Maturity Date.

(b)                                 The following definitions shall be added to Section 1.1 of the Credit Agreement in the proper alphabetical order as appropriate:

“Applicable Liquidity Sum” means, on any day, the sum of (x) Cash and Cash Equivalents of the Borrower and its Subsidiaries on such day, (y) the Total Available Revolving Commitment on such day and (z) the total available capacity under the Receivables Documents in existence on such day that exceeds the actual Receivables Facility Attributed Indebtedness outstanding on such day.

“Extended Term B or Series 2 Term B Percentage” means, at any time with respect to the Extended Term B Loan Facility or the Series 2 Extended Term B Loan Facility, as applicable, a fraction (expressed as a percentage) the numerator of which is equal to the aggregate Assigned Dollar Value of all Loans under such Facility outstanding at such time and the denominator of which is equal to the aggregate Assigned Dollar Value of all Extended Term B Dollar Loans and Series 2 Extended Term B Dollar Loans outstanding at such time.

“Non-Extended Term B Loan Trigger Date” means the 91st day prior to the Non-Extended Term B Loan Maturity Date.

“Scheduled Series 2 Extended Term B Dollar Loan Repayments” means, with respect to the principal payments on the Series 2 Extended Term B Dollar Loans for each date set forth below, the principal payment on the Series 2 Extended Term B Dollar Loans set forth opposite such date:

Series 2 Extended Term B Dollar Loan Repayments

Date	Principal Payment

March 31, 2013

1% of the aggregate principal amount of the Existing Term B Dollar Loans as of the Third Amendment Effective Date that were not converted into Extended Term B Dollar Loans pursuant to the Sixth Amendment but were converted into Series 2 Extended Term B Dollar Loans on the Seventh Amendment Effective Date

March 31, 2014

1% of the aggregate principal amount of the Existing Term B Dollar Loans as of the Third Amendment Effective Date that were not converted into Extended Term B Dollar Loans pursuant to the Sixth Amendment but were converted into Series 2 Extended Term B Dollar Loans on the Seventh Amendment Effective Date

March 31, 2015

1% of the aggregate principal amount of the Existing Term B Dollar Loans as of the Third Amendment Effective Date that were not converted into Extended Term B Dollar Loans pursuant to the Sixth Amendment but were converted into Series 2 Extended Term B Dollar Loans on the Seventh Amendment Effective Date

March 31, 2016

1% of the aggregate principal amount of the Existing Term B Dollar Loans as of the Third Amendment Effective Date that were not converted into Extended Term B Dollar Loans pursuant to the Sixth Amendment but were converted into Series 2 Extended Term B Dollar Loans on the Seventh Amendment Effective Date

Extended Term B Loan Maturity Date	100% of the aggregate principal amount of the Series 2 Extended Term B Dollar Loans outstanding on the Extended Term B Loan Maturity Date

“Series 2 Extended Term B Dollar Lender” means, at any time, any Lender that has an Series 2 Extended Term B Dollar Loan at such time.

“Series 2 Extended Term B Dollar Loan” means a Non-Extended Term B Dollar Loan immediately prior to the Seventh Amendment Effective Date that has been converted to a Series 2 Extended Term B Dollar Loan on the Seventh Amendment Effective Date.

“Series 2 Extended Term B Dollar Note” and “Series 2 Extended Term B Dollar Notes” have the meanings assigned to those terms in Section 2.2(a).

“Series 2 Extended Term B Loan Facility” means the credit facility under this Agreement evidenced by the Series 2 Extended Term B Dollar Loans.

“Seventh Amendment” means the Seventh Amendment to Credit Agreement dated March 6, 2012.

“Seventh Amendment Effective Date” has the meaning assigned to that term in the Seventh Amendment.

“Term C Loan Trigger Date” means the 91st day prior to the Term C Loan Maturity Date.

(c)                                  The definitions of “Additional Term Loans”, “Loans”, “Term B Dollar Loans” and “Term Facilities”,  are hereby amended by inserting immediately after each instance of the term (1) “Extended Term B Dollar Loans” (but not in the context of “Non-Extended Term B Dollar Loans”), the term “, Series 2 Extended Term B Dollar Loans”, (2) “Extended Term B Dollar Lenders” (but not in the context of “Non-Extended Term B Dollar Lenders”), the term “, Series 2 Extended Term B Dollar Lenders”, or (3) “Extended Term B Loan Facility” (but not in the context of “Non-Extended Term B Loan Facility”), the term “, Series 2 Extended Term B Loan Facility”, in each case, as applicable.

(d)                                 The definition of “Revolving Commitment” is hereby amended by replacing the term “$300,000,000” with “$400,000,000”.

(e)                                  The definition of “Scheduled Extended Term B Dollar Repayments” is hereby amended by replacing the word “Existing” in the last row in the table of such definition with the word “Extended”.

(f)                                    The definition of “Scheduled Non-Extended Term B Dollar Repayments” is hereby amended by inserting immediately after each instance of the term “the Sixth Amendment”, the term “, the Seventh Amendment”.

(g)                                 Section 2.1(a) of the Credit Agreement is hereby amended by (a) inserting immediately after each instance of the term (1) “Extended Term B Dollar Loans” (but not in the context of “Non-Extended Term B Dollar Loans”), the term “, Series 2 Extended Term B Dollar Loans” and (2) “Extended Term B Dollar Lenders” (but not in the context of “Non-Extended Term B Dollar Lenders”), the term “, Series 2 Extended Term B Dollar Lenders” and (b) replacing the term “the Sixth Amendment” with the term “the Seventh Amendment”.

(h)                                 Section 2.2(a) of the Credit Agreement is hereby amended by (a) deleting the “and” immediately before “(5)” and (b) inserting immediately after “Exhibit 2.2(a)(5) hereto, with blanks appropriately completed in conformity herewith” the phrase “and (6) if Series 2 Extended Term B Dollar Loans, by a promissory note (each, a “Series 2 Extended Term B Dollar Note” and collectively, the “Series 2 Extended Term B Dollar Notes”) duly executed and delivered by the Borrower substantially in the form of Exhibit 2.2(a)(6) hereto, with blanks appropriately completed in conformity herewith”.

(i)                                     Section 2.10(a) of the Credit Agreement is hereby amended by (1) adding the words “Notwithstanding anything to the contrary in Section 12.1,” immediately before “Subject” in the first sentence thereof, and (2) replacing the term (x) “$290,000,000” with “$390,000,000” and (y) “$300,000,000” with “$400,000,000”.

(j)                                     Section 2.11(b) of the Credit Agreement is hereby amended by adding the following language after the last sentence thereof:

“Notwithstanding anything to the contrary in Section 12.1, the Borrower and the Administrative Agent are hereby authorized to, without the consent of any Lenders or any other party, to make such changes to the Loan Documents as are reasonably necessary to effectuate the foregoing.”

(k)                                  The third prong of the second sentence of Section 4.5(a) of the Credit Agreement is deleted in its entirety and replaced with the following:

“third to the Extended Term B Dollar Loans and the Series 2 Extended Term B Dollar Loans in proportional amounts equal to the Extended Term B or Series 2 Term B Percentage for the Extended Term B Dollar Loans or the Series 2 Extended Term B Dollar Loans, as applicable (in each case, after giving effect to the prepayments made to the Scheduled Extended Term B Dollar Repayments and Scheduled Series 2 Extended Term B Dollar Loan Repayments, as the case may be, due within such twelve month period as specified above) to reduce the remaining Scheduled Extended Term B Dollar Repayments and Scheduled Series 2 Extended Term B Dollar Loan Repayments on a pro rata basis (based upon the then remaining principal amount of such the Scheduled Extended Term B Dollar Repayments and Scheduled Series 2 Extended Term B Dollar Loan Repayments).”

(l)                                     Section 4.1(c) of the Credit Agreement is hereby amended by replacing the word “hereon” with the word “hereunder”.

(m)                               Section 4.5(d) of the Credit Agreement is hereby amended by inserting immediately after each instance of the term “Extended Term B Dollar Loans” (but not in the context of “Non-Extended Term B Dollar Loans”), the term “or Series 2 Extended Term B Dollar Loans”.

2.2.                            Exhibit 2.2(a)(6) of the Credit Agreement (Form of Series 2 Extended Term B Dollar Note) shall be added to the Credit Agreement and shall be in the form of Exhibit B attached hereto.

2.3.                            Schedule 1.1(a) (Commitments) to the Credit Agreement, solely to the extent relating to Revolving Commitments of Lenders, is hereby amended to reflect that the Revolving Commitments shall be set forth in a schedule on file with the Administrative Agent and the Lenders agree that such file shall constitute the listing of Revolving Commitments for purposes of the Credit Agreement.

SECTION 3                               Series 2 Extended Term B Dollar Loans.

3.1.                            Subject to the terms and conditions set forth herein and pursuant to Section 2.12 of the Amended Credit Agreement, as of the Seventh Amendment Effective Date, each Series 2 Extended Term B Dollar Lender agrees that (i) 100% of its existing Non-Extended Term B Dollar Loans or (ii) such lesser principal amount of its existing Non-Extended Term B Dollar Loans as may be specified by such Extended Term B Dollar Lender on its executed counterpart of this Amendment will be converted into Series 2 Extended Term B Dollar Loans of like outstanding principal amount.

3.2.                            The Non-Extended Term B Dollar Loans of any Lender that are converted into Series 2 Extended Term B Dollar Loans pursuant to Section 3.1 above shall constitute “Series 2 Extended Term B Dollar Loans” and shall, following the Seventh Amendment Effective Date, continue to be in effect and outstanding under the Amended Credit Agreement on the terms and conditions set forth therein.

3.3.                            The existing Non-Extended Term B Dollar Loans of any Lender that are not converted into Series 2 Extended Term B Dollar Loans shall continue to constitute “Non-Extended Term B Dollar Loans” and shall, following the Seventh Amendment Effective Date, continue to be in effect and outstanding under the Amended Credit Agreement on the terms and conditions set forth therein.

3.4.                            Each Series 2 Extended Term B Dollar Lender, solely to the extent it has converted its Non-Extended Term B Dollar Loans to Series 2 Extended Term B Dollar Loans, hereby waives any amortization payment that would have been payable on March 31, 2012 as contemplated under the definition of Scheduled Non-Extended Term B Dollar Repayments.

SECTION 4                               Conditions Precedent to the Effectiveness of this Amendment.  The provisions of Sections 2 and 3 of this Amendment shall become effective upon the date of the satisfaction of all of the conditions set forth in this Section 4 (the “Seventh Amendment Effective Date”), with any documents delivered to the Administrative Agent dated the Seventh Amendment Effective Date unless otherwise noted:

4.1.                            Proper Execution and Delivery of Amendment.  The Administrative Agent shall have received (i) this Amendment, duly executed and delivered by the Borrower, the Lenders constituting the Required Lenders, all of the Revolving Lenders and the Administrative Agent and (ii) the Consent and Reaffirmation, in the form attached hereto as Exhibit A duly executed and delivered by the Borrower and each of the Subsidiary Guarantors.

4.2.                            Fees, Interest and Expenses.

(a)                                  As consideration for the execution of this Amendment (and provided that all of the other conditions set forth in this Section 4 are satisfied), the Borrower shall have paid to

(i)                                     the Administrative Agent for the account of each Revolving Lender that has delivered (by facsimile or otherwise) to the Administrative Agent an executed signature page (or a release from escrow of an executed signature page previously delivered in escrow for this Amendment) to this Amendment indicating its consent to extend the termination date applicable to its Revolving Commitment on or prior to 5:00pm (New York City Time) on March 1, 2012 or on such later date or time as JPM and the Borrower may agree (the “Consent Due Date”) (each, an “Extending Revolving Lender”) an upfront fee equal to 0.25% of such Revolving Lender’s Revolving Commitment so extended pursuant to this Amendment,

(ii)                                  the Administrative Agent for the account of each Non-Extending Term B Dollar Lender that has delivered (by facsimile or otherwise) to the Administrative Agent an executed signature page (or a release from escrow of an executed signature page previously delivered in escrow for this Amendment) to this Amendment indicating its consent to extend the maturity date applicable to its Non-Extended Term B Dollar Loans on or prior to the Consent Due Date (each, a “Series 2 Extended Term B Dollar Lender”) an upfront fee equal to 0.20% of such Non-Extended Term B Dollar Loans so converted to Series 2 Extended Term B Dollar Loans pursuant to this Amendment, and

(iii)                               the Administrative Agent for the account of each Lender for which the Administrative Agent shall have received (by facsimile or otherwise) an executed signature page to this Amendment (or a release from escrow of an executed signature page previously delivered in escrow for this Amendment) indicating either consent thereto or extension of its Commitment or Loans by the Consent Due Date, an amendment fee equal to 0.05% of, (x) with respect to each Revolving Lender, such Revolving Lender’s Revolving Commitment in effect as of March 6,

2012 and (y) with respect to each Lender under a Term Facility (each, a “Term Lender”), such Term Lender’s outstanding Term Loans as of March 6, 2012; provided, that each Lender executing this Amendment acknowledges and consents to the payment of such amendment fee to the Administrative Agent for the benefit of such Lender.

(b)                                 The Borrower shall have paid, to the extent invoiced, the reasonable costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

4.3.                            Delivery of Credit Party Documents.

(a)                                  Notes.  The Borrower shall have duly executed and delivered to the Administrative Agent notes in the form of Exhibit B attached hereto (the “Series 2 Extended Term B Dollar Notes”) payable to each applicable Series 2 Extended Term B Dollar Lender which has (1) if applicable, returned a copy of its existing Non-Extended Term B Dollar Note and (2) requested a note in the amount of its respective Series 2 Extended Term B Dollar Loans after giving effect to this Amendment, all of which shall be in full force and effect.

(b)                                 Opinion of Counsel.  The Administrative Agent shall have received from Latham & Watkins LLP, special counsel to the Borrower, an opinion in the form attached hereto as Exhibit C, addressed to the Administrative Agent and each of the Lenders and dated the Seventh Amendment Effective Date.

(c)                                  Secretary’s Certificate, Etc.  The Administrative Agent shall have received (i) a certificate as to the good standing of the Borrower and each Subsidiary Guarantor as of a recent date, from the Secretary of State of its state of organization; (ii) a certificate of the secretary or assistant secretary of the Borrower and each Subsidiary Guarantor dated the Seventh Amendment Effective Date and certifying (A) that attached thereto is a true and complete copy of (1) the by-laws (or equivalent thereof) and (2) the certificate or articles of incorporation, certified as of a recent date by the Secretary of State of the applicable state of organization, in each case of the Borrower or such Subsidiary Guarantor as in effect on the Seventh Amendment Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below (or, if such by-laws (or equivalent thereof) or certificate or articles of incorporation have not been amended or modified since the most recent delivery thereof to the Administrative Agent, certifying that no such amendment or modification has occurred), (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or equivalent thereof) of the Borrower or such Subsidiary Guarantor authorizing the execution, delivery and performance of the Loan Documents to which such person is a party, and that such resolutions have not been modified, rescinded or amended and are in full force and effect and (C) as to the incumbency and specimen signature of each officer executing this Amendment or the Consent and Reaffirmation Agreement on behalf of the Borrower or such Subsidiary Guarantor; (iii) a certificate of another officer as to the incumbency and specimen signature of the secretary or assistant secretary executing the certificate pursuant to clause (ii) above.

(d)                                 Officer’s Certificate.  The Administrative Agent shall have received a certificate, dated the Seventh Amendment Effective Date and signed by a Responsible Officer on behalf of the Borrower, confirming that (i) the Borrower has complied with the requirements of Section 7.11(b) of the Credit Agreement with respect to all Subsidiaries formed or acquired on or after the Sixth Amendment Effective Date and (ii) the representations and warranties contained in Section 6 hereof are true and correct as of the Seventh Amendment Effective Date.

(e)                                  Compliance with Flood Insurance Regulations.  The Administrative Agent shall have received with respect to each Mortgaged Property (i) a completed “Life-of-Loan” Federal Emergency Management Agency Standard Flood Hazard Determination (together with a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrower and the applicable Credit Party relating thereto) and (ii) a copy of, or a certificate as to coverage under, the insurance policies required by Section 7.8 of the Amended Credit Agreement and the applicable provisions of the Security Documents, endorsed or otherwise amended to include a “standard” or “New York” lender’s loss payee or mortgagee endorsement and naming the Collateral Agent on behalf of the Secured Parties as mortgagee, loss payee or additional insured (as applicable) and otherwise in form and substance satisfactory to the Administrative Agent.

SECTION 5                               Post-Effective Date Requirements.

5.1.                            Within 120 days after the Seventh Amendment Effective Date (or such later date acceptable to the Administrative Agent in its sole discretion in writing), the Borrower shall deliver to the Administrative Agent:

(a)                                  Mortgage amendments reflecting the amendment of the Obligations contemplated hereby (the “Mortgage Amendments”), each in form and substance reasonably satisfactory to the Administrative Agent, with respect to the Mortgaged Property, each duly executed and delivered by an authorized officer of each party thereto and in form suitable for filing and recording in all filing or recording offices that the Administrative Agent may deem necessary or desirable unless Administrative Agent is satisfied in its reasonable discretion that Mortgage Amendments are not required in order to secure the Borrower’s Obligations as modified hereby.

(b)                                 Date-down endorsements to the title insurance policies with respect to the Mortgaged Property reflecting the amendment contemplated hereby, each in form and substance reasonably satisfactory to Administrative Agent, or other endorsements acceptable to the Administrative Agent, to the extent available in each state jurisdiction in which the relevant Mortgaged Property is located, in the form of the ALTA 11 or Texas P9b(3) mortgage modification endorsement or local equivalent, insuring against the invalidity, unenforceability or loss of priority of the existing Mortgages as a result of this Agreement or of the Mortgage Amendments.

(c)                                  An opinion with respect to each Mortgage Amendment from local counsel to the Borrower addressed to the Administrative Agent and each of the Lenders and dated the date of the Mortgage Amendments, in form and substance reasonably satisfactory to the Administrative Agent.

(d)                                 Evidence that the reasonable fees, costs and expenses have been paid, to the extent invoiced, in connection with the preparation, execution, filing and recordation of the Mortgage Amendments, including, without limitation, reasonable attorneys’ fees, title insurance premiums, filing and recording fees, title insurance company coordination fees, documentary stamp, mortgage and intangible taxes and title search charges and other charges incurred in connection with the recordation of the Mortgage Amendments and the other matters described in this Section 5.1.

5.2.                            Within 30 days after the Seventh Amendment Effective Date (or such later date acceptable to the Administrative Agent in its sole discretion in writing), the Borrower shall deliver to the Administrative Agent an opinion of Dickinson Dees LLP, special United Kingdom counsel to the Borrower, or another firm reasonably acceptable to the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent, addressed to the Administrative Agent and each of the Lenders and dated as of the date of delivery thereof.

SECTION 6                               Representations and Warranties.  On and as of the Seventh Amendment Effective Date, after giving effect to this Amendment, the Borrower hereby represents and warrants to each Lender as follows:

(a)                                  this Amendment has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower, in accordance with its terms, and the Credit Agreement after giving effect to this Amendment, constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms (in each case, except to the extent that the enforceability hereof or thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law));

(b)                                 each of the representations and warranties contained in Article VI of the Amended Credit Agreement and in the other Loan Documents are true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of the Seventh Amendment Effective Date, as though made on and as of such time, except to the extent such representations and warranties are expressly made as of a specific date, in which event such representations and warranties are true and correct as of such specified date; and

(c)                                  no Event of Default or Unmatured Event of Default has occurred and is continuing.

SECTION 7                               References to and Effect on the Credit Agreement.

7.1.                            On and after the Seventh Amendment Effective Date each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference to the “Credit Agreement,” “thereunder,” “thereof,” “therein,” or words of like import in respect of the Credit Agreement, as the case may be, in the Loan Documents and all other documents (the “Ancillary Documents”) delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as hereby amended.

7.2.                            Except as specifically amended above, the Credit Agreement, and the other Loan Documents and all other Ancillary Documents shall remain in full force and effect and are hereby ratified and confirmed.

7.3.                            The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Administrative Agent under the Credit Agreement, the Loan Documents or the Ancillary Documents.

7.4.                            None of the transactions set forth in Section 3 shall be deemed to be a conversion of any Loan into a Loan of a different Type or with a different Interest Period or a payment or prepayment of any Loan, and the parties hereto hereby agree that no breakage or similar costs will accrue solely as a result of the transactions contemplated by Section 3.

7.5.                            For the avoidance of doubt, any Lender submitting its signature page to be an extending Lender shall be deemed to have consented to this Amendment and shall not be required to deliver another signature page hereto to be deemed to have consented hereto.

SECTION 8                               Miscellaneous.

8.1.                            Execution in Counterparts.  This Amendment may be executed in one or more counterparts, each of which, when executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same document with the same force and effect as if the signatures of all of the parties were on a single counterpart, and it shall not be necessary in making proof of this Amendment to produce more than one (1) such counterpart.  Delivery of an executed signature page to this Amendment by telecopy or electronic (pdf) transmission shall be deemed to constitute delivery of an originally executed signature page hereto.

8.2.                            Waiver of Notice Requirement.  The Borrower and Administrative Agent hereby waive, solely for the purpose of this Amendment, any notice, timing or other requirement of the Credit Agreement (including, without limitation, pursuant to Section 2.11(a) of the Credit Agreement) with respect to the extension of the Revolver Stated Termination Date contemplated hereby.  The parties hereto agree that the execution and delivery of this Amendment and the documents delivered in connection with the Seventh Amendment Effective Date under Section 4 hereof shall constitute notice and full satisfaction of Sections 2.10(b) and (e) of the Credit Agreement.  Solely for the purposes of the extension of the Revolver Stated Termination Date contemplated by this Amendment, the notice requirement set forth in Section 4.1(c) of the Credit Agreement for terminating the Revolving Commitment of any Revolving Lender that does not consent to such extension is deemed satisfied by the delivery of a letter by the Borrower to the Administrative Agent and Revolving Lender whose Revolving Commitment is being so terminated.

8.3.                            Governing Law.  THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF SAID STATE.

8.4.                            Headings.  Headings used in this Amendment are for convenience of reference only and shall not affect the construction of this Amendment.

8.5.                            Integration.  This Amendment, the other agreements and documents executed and delivered pursuant to this Amendment and the Credit Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof.

8.6.                            Binding Effect.  This Amendment shall be binding upon and inure to the benefit of and be enforceable by the Borrower and the Administrative Agent and the Lenders and their respective successors and assigns.  Except as expressly set forth to the contrary herein, this Amendment shall not be construed so as to confer any right or benefit upon any Person other than the Borrower, the Administrative Agent and the Lenders and their respective successors and permitted assigns.

8.7.                            Rules of Construction.  For the avoidance of doubt, in this Amendment (A) the phrases “not in the context of Non-Extended Term B Dollar Loans”, “not in the context of Non-Extended Term B Dollar Lenders” or “not in the context of Non-Extended Term B Loan Facility” (whether singular or plural), mean that a reference to adding an item after “Extended Term B Dollar Loans”, “Extended Term B Dollar Lenders” or “Extended Term B Loan Facility” (whether singular or plural) means that such addition will only be inserted where it follows such exact term, and not where such term appears as part of “Non-Extended Term B Dollar Loans”, “Non-Extended Term B Dollar Lenders” or “Non-Extended Term B Loan Facility” (whether singular or plural) and (B) such addition of the terms “Series 2 Extended Term B Dollar Loans” or “Series 2 Extended Term B Dollar Lenders”  shall be added whether the terms “Extended Term B Dollar Loans” or “Extended Term B Dollar Lenders” appear in the singular or plural, and shall be added in the singular or plural form that corresponds to the singular or plural form of the term after which they are being added.

8.8.                            Consent to Jurisdiction; Waiver of Jury Trial.

(a)                                  Each party hereby irrevocably submits to the non-exclusive jurisdiction of any United States federal or New York State court sitting in the City of New York in any action or proceeding arising out of or relating to this Amendment, and hereby irrevocably agrees that all claims in respect to such action or proceeding may be heard and determined in any such United States federal or New York State court and the Borrower and each Lender irrevocably waive any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens which any of them may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

(b)                                 Each of the parties hereto irrevocably waives trial by jury in any action or proceeding with respect to this Amendment or any other Loan Document.

 [Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

HUNTSMAN INTERNATIONAL LLC

By:	/s/ JOHN R. HESKETT
	Name:	John R. Heskett
	Title:	Vice President, Planning and Treasurer

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/ PETER S. PREDUN
	Name:	Peter S. Predun
	Title:	Executive Director

Exhibit A

Consent and Reaffirmation

CONSENT AND REAFFIRMATION

                                 , 2012

Reference is made to (i) the Credit Agreement dated as of August 16, 2005 (as heretofore amended, supplemented and modified by the Consent and First Amendment to Credit Agreement dated as of December 12, 2005, the Consent and Second Amendment to Credit Agreement and Amendment to Security Documents dated as of June 30, 2006, the Third Amendment to Credit Agreement dated as of April 19, 2007, the Fourth Amendment to Credit Agreement dated as of June 22, 2009, the Fifth Amendment to Credit Agreement dated as of March 9, 2010 and the Sixth Amendment to Credit Agreement dated as of March 7, 2011, the “Credit Agreement”), by and among Huntsman International LLC, a Delaware limited liability company (the “Borrower”), JPMorgan Chase Bank, N.A., as Administrative Agent, the Agents party thereto and the Lenders party thereto and (ii) the Seventh Amendment to Credit Agreement (the “Seventh Amendment”) dated as of even date herewith, among the Borrower, the Lenders party thereto and the Administrative Agent.  Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement (as amended by the Seventh Amendment, the “Amended Credit Agreement”) are used herein as therein defined.

1.                                       Each of the undersigned hereby (a) acknowledges receipt of a copy of the Seventh Amendment, (b) consents to and approves the execution, delivery and performance of the Seventh Amendment and the performance of the Credit Agreement as amended by the Seventh Amendment.

2.                                       After giving effect to the Seventh Amendment and the amendments and modifications to the Loan Documents (including, without limitation, waivers of provisions of any Loan Documents) effectuated by the Seventh Amendment (collectively, the “Modifications”), each of the undersigned ratifies, reaffirms and agrees to perform all of its obligations under each Loan Document to which it is a party (whether as original signatory thereto, by supplement thereto, by operation of law or otherwise), and agrees that all such obligations remain in full force and effect including, without limitation, all of its obligations under each of the following Loan Documents to which it is a party:

(a)                                  the Amended Credit Agreement;

(b)                                 each Note;

(c)                                  each Security Document, including without limitation:  (i) the Collateral Security Agreement dated as of August 16, 2005, as heretofore amended, modified or supplemented (including by Supplement No. 1 to Collateral Security Agreement dated as of December 20, 2005 and Supplement No. 2 to Collateral Security Agreement dated as of December 22, 2010), (ii) the Pledge Agreement dated as of August 16, 2005, as heretofore amended, modified or supplemented (including by Supplement No. 1 to Pledge Agreement dated as of December 20, 2005 and Supplement No. 2 to Pledge Agreement dated as of December 22, 2010), (iii) the UK Pledge Agreements, (iv) the UK Debenture, and (v) the Mortgages;

(d)                                 each Guaranty, including, without limitation, the Subsidiary Guaranty dated as of August 16, 2005, as heretofore amended, modified or supplemented (including by Supplement No. 1 to Subsidiary Guaranty dated as of December 20, 2005, Supplement No. 2 to Subsidiary Guaranty dated as of December 20, 2005, Supplement No. 3 to Subsidiary Guaranty dated as of December 20, 2005 and Supplement No. 4 to Subsidiary Guaranty dated as of December 22, 2010); and

3.                                       After giving effect to the Seventh Amendment and the Modifications effectuated thereby, each of the undersigned, with respect to each Security Document to which it is a party (a) reaffirms and ratifies the Liens granted by the undersigned under such Security Document and (b) confirms and acknowledges that the Liens granted by the undersigned under such Security Document remain in full force and effect.

4.                                       After giving effect to the Seventh Amendment and the Modifications effectuated thereby, each of the undersigned agrees that, from and after the Seventh Amendment Effective Date, each reference to “the Credit Agreement” in the Loan Documents shall be deemed to be a reference to the Amended Credit Agreement.

5.                                       Each of the undersigned agrees that this Consent and Reaffirmation is made for the benefit of the Administrative Agent, the Lenders from time to time party to the Credit Agreement and the other persons secured by any of the Security Documents (whether defined in such Security Documents as “Secured Parties” or otherwise).

6.                                       EACH OF THE UNDERSIGNED AGREES THAT THIS CONSENT AND REAFFIRMATION SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned has caused this Consent and Reaffirmation to be duly executed and delivered as of the     th day of           , 20    .

HUNTSMAN INTERNATIONAL LLC

By:
Name:
Title:

EXECUTED as a deed by
TIOXIDE AMERICAS LLC

By:
Name:
Title:

Witnessed by:

Executed and delivered as a deed on behalf of TIOXIDE GROUP acting by:

Name:
Title:

Name:
Title:

AIRSTAR CORPORATION

HUNTSMAN ADVANCED MATERIALS AMERICAS LLC

HUNTSMAN ADVANCED MATERIALS LLC

HUNTSMAN AUSTRALIA INC.

HUNTSMAN CHEMICAL PURCHASING CORPORATION

HUNTSMAN ENTERPRISES, INC.

HUNTSMAN ETHYLENEAMINES LLC

HUNTSMAN FUELS LLC

HUNTSMAN INTERNATIONAL FINANCIAL LLC

HUNTSMAN INTERNATIONAL FUELS LLC

HUNTSMAN INTERNATIONAL TRADING CORPORATION

HUNTSMAN MA INVESTMENT CORPORATION

HUNTSMAN MA SERVICES CORPORATION

HUNTSMAN PETROCHEMICAL LLC

HUNTSMAN PETROCHEMICAL PURCHASING CORPORATION

HUNTSMAN PROCUREMENT CORPORATION

HUNTSMAN PROPYLENE OXIDE LLC

HUNTSMAN PURCHASING, LTD.

By:                              Huntsman Procurement Corporation, its General Partner

POLYMER MATERIALS INC.

TIOXIDE AMERICAS (HOLDINGS) LLC

By:
Name:
Title:

Exhibit B

Form of Series 2 Extended Term B Dollar Note

EXHIBIT 2.2(a)(6) TO

SEVENTH AMENDMENT TO THE

HUNTSMAN INTERNATIONAL LLC

CREDIT AGREEMENT

Exhibit 2.2(a)(4)

FORM OF

SERIES 2 EXTENDED TERM B DOLLAR NOTE

$	New York, New York

                          ,20

FOR VALUE RECEIVED, the undersigned, HUNTSMAN INTERNATIONAL LLC, a Delaware limited liability company (“Borrower”), hereby unconditionally promises to pay to                                      (the “Lender”) or its registered assigns at the office of JPMorgan Chase Bank, N.A., located at 1111 Fannin, 10th Floor, Houston, Texas 77002, in lawful money of the Unites States of America and in immediately available funds, the principal amount of (a)                                    DOLLARS ($                    ), or, if less, (b) the aggregate unpaid principal amount of Series 2 Extended Term B Dollar Loan made by the Lender to Borrower pursuant to Section 2.1(a) of the Credit Agreement hereinafter referred to. The principal amount of the Series 2 Extended Term B Dollar Loans evidenced hereby shall be payable in the amounts and at the times set forth in the Credit Agreement, including, without limitation, such Lender’s Pro Rata Share of the amounts specified in the definition of Series 2 Extended Term B Dollar Loan evidenced hereby being payable on the Extended Term B Loan Maturity Date.  Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the applicable interest rate per annum determined as provided in, and payable as specified in, Articles III and IV of the Credit Agreement.

The holder of this Series 2 Extended Term B Dollar Note is authorized to record the date, Type, currency and amount of Series 2 Extended Term B Dollar Note made by the Lender pursuant to Section 2.1 of the Credit Agreement, each conversion thereof, the date of each interest rate conversion pursuant to Section 2.6 of the Credit Agreement and the principal amount subject thereto, the date and amount of each payment or prepayment of principal hereof, and in the case of each Eurocurrency Loan, the length of the Interest Period with respect thereto on the records of the Lender, and any such recordation shall (in the absence of manifest error) constitute prima facie evidence of the accuracy of the information endorsed; provided, however, that the failure to make any such endorsement shall not affect the obligations of Borrower in respect of the Series 2 Extended Term B Dollar Loan.

This Series 2 Extended Term B Dollar Note is one of the Series 2 Extended Term B Dollar Notes referred to in the Credit Agreement dated as of August 16, 2005, as amended through the Seventh Amendment (and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, JPMorgan Chase Bank, N.A., as a Lender and Administrative Agent for the Lenders, and the financial institutions signatory thereto, and is subject to the provisions thereof, and is subject to optional and mandatory prepayment in whole or in part as provided therein. Terms defined in the Credit Agreement are used herein with their defined meanings unless otherwise defined herein.

Upon the occurrence and during the continuance of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Series 2 Extended

Term B Dollar Notes may become, or may be declared to be, immediately due and payable, all as provided therein.

All parties now and hereafter liable with respect to this Series 2 Extended Term B Dollar Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

THIS SERIES 2 EXTENDED TERM B DOLLAR NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

HUNTSMAN INTERNATIONAL LLC

By:

Name:

Title:

Exhibit C

Form of Opinion

FORM OF OPINION

Subject to the foregoing and the other matters set forth herein, as of the date hereof:

1.                                       Each of the Delaware LLC Loan Parties is a limited liability company under the DLLCA with limited liability company power and authority to enter into the Opinion Documents and perform its obligations thereunder.  The Delaware Corporation Loan Party is a corporation under the DGCL with corporate power and authority to enter into the Opinion Documents and perform its obligations thereunder.  With your consent, based solely on certificates from public officials, we confirm that each of the Delaware Loan Parties is validly existing and in good standing under the laws of the State of Delaware.

2.                                       Each of the Texas Loan Parties is a limited liability company under the TBOC with limited liability company power and authority to enter into the Opinion Documents and perform its obligations thereunder.  With your consent, based solely on certificates from public officials, we confirm that each of the Texas Loan Parties is validly existing and in good standing under the laws of the State of Texas.

3.                                       The execution, delivery and performance of the Opinion Documents by each Opinion Party that is a party thereto has been duly authorized by all necessary corporate or limited liability company, as applicable, action of each Opinion Party that is a party thereto and have been duly executed and delivered by each of the Opinion Parties.

4.                                       Each of the Opinion Documents constitutes a legally valid and binding obligation of each Credit Party that is a party thereto, enforceable against each Credit Party in accordance with its terms.

5.                                       The execution and delivery of the Opinion Documents by each Opinion Party and the consummation by such Opinion Party of the transactions contemplated by the Opinion Documents do not on the date hereof:

(i)                                     violate the provisions of the Governing Documents of such Opinion Party;

(ii)                                  violate any federal or New York statute, rule, or regulation applicable to the such Opinion Party or the DGCL, DLLCA or TBOC, as applicable; or

(iii)                               require any consents, approvals, or authorizations to be obtained by such Opinion Party from, or any registrations, declarations or filings to be made by such Opinion Party with, any governmental authority under any federal or New York statute, rule or regulation applicable to such Opinion Party (including, without limitation, Regulations T, U or X of the Board of Governors of the Federal Reserve System, assuming such Opinion Party complies with the provisions of the Opinion Documents relating to the use of proceeds) or the DGCL, DLLCA or TBOC, as applicable, on or prior to the date hereof that have not been obtained or made.

6.                                       The Seventh Amendment does not, of itself, adversely affect the validity under the New York UCC of the security interest of Collateral Agent for the benefit of the Secured Parties (as defined in the Security Agreement) (the “Secured Party”) in that part of the collateral described in Section 1.1 of the Security Agreement in which the Credit Parties have rights in which a valid security interest may be created under Article 9 of the New York UCC (the “UCC Collateral”) and after giving effect to the Seventh Amendment, Secured Party’s security interest in the UCC Collateral will be a valid security interest under Article 9 of the New York UCC to the same extent that it was a valid security interest immediately before the effectiveness of the Seventh Amendment.

7.                                       The Seventh Amendment does not, of itself, adversely affect perfection of Secured Party’s security interest under the Delaware UCC in that part of the UCC Collateral in which, immediately before the effectiveness of the Seventh Amendment, Secured Party had a perfected security interest solely by virtue of the filing of the Delaware Financing Statements in the Delaware Filing Office (the “Delaware Filing Collateral”) and after giving effect to the Seventh Amendment, Secured Party’s security interest in such Delaware Filing Collateral will be a perfected security interest under Article 9 of the Delaware UCC to the same extent that it was a perfected security interest immediately before the effectiveness of the Seventh Amendment.

8.                                       The Seventh Amendment does not, of itself, adversely affect perfection of Secured Party’s security interest under the Texas UCC in that part of the UCC Collateral in which, immediately before the effectiveness of the Seventh Amendment, Secured Party had a perfected security interest solely by virtue of the filing of the Texas Financing Statements in the Texas Filing Office (the “Texas Filing Collateral”) and after giving effect to the Seventh Amendment, Secured Party’s security interest in such Texas Filing Collateral will be a perfected security interest under Article 9 of the Texas UCC to the same extent that it was a perfected security interest immediately before the effectiveness of the Seventh Amendment.

9.                                       None of the Credit Parties is required to be registered as an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

Except as expressly set forth in paragraphs 6 through 8, we do not express any opinion with respect to the creation, validity, attachment, perfection or priority of any security interest or lien or the effectiveness of any sale or other conveyance or transfer of real or personal property.  The opinions above do not include any opinions with respect to compliance with laws relating to permissible rates of interest.

Our opinions are subject to:

(a)                                  the effects of bankruptcy, insolvency, reorganization, preference, fraudulent transfer, moratorium or other similar laws relating to or affecting the rights or remedies of creditors, and the judicial application of foreign laws or governmental actions affecting creditors’ rights;

(b)                                 the effects of general principles of equity, whether considered in a proceeding in equity or at law (including the possible unavailability of specific performance or injunctive relief), concepts of materiality, reasonableness, good faith, fair dealing and the discretion of the court before which a proceeding is brought;

(c)                                  the invalidity under certain circumstances under law or court decisions of provisions for the indemnification or exculpation of or contribution to a party with respect to a liability where such indemnification, exculpation or contribution is contrary to public policy; and

(d)                                 we express no opinion with respect to (i) consents to, or restrictions upon, governing law, jurisdiction, venue, service of process, arbitration, remedies or judicial relief; (ii) advance waivers of claims, defenses, rights granted by law, or notice, opportunity for hearing, evidentiary requirements, statutes of limitation, trial by jury or at law, or other procedural rights; (iii) waivers of broadly or vaguely stated rights; (iv) covenants not to compete; (v) provisions for exclusivity, election or cumulation of rights or remedies; (vi) provisions authorizing or validating conclusive or discretionary determinations; (vii) grants of setoff rights; (viii) provisions to the effect that a guarantor is liable as a primary obligor, and not as a surety and provisions purporting to waive modifications of any guaranteed obligation to the extent such modification constitutes a novation; (ix) provisions for the payment of attorneys’ fees where such payment is contrary to law or public policy; (x) proxies, powers and trusts; (xi) provisions prohibiting, restricting, or requiring consent to assignment or transfer of any right or property; (xii) provisions for liquidated damages, default interest, late charges, monetary penalties, prepayment or make-whole premiums or other economic remedies to the extent such provisions are deemed to constitute a penalty; (xiii) provisions permitting, upon acceleration of any indebtedness, collection of that portion of the stated principal amount thereof which might be determined to constitute unearned interest thereon; and (xiv) the severability, if invalid, of provisions to the foregoing effect.

We express no opinion or confirmation as to federal or state securities laws (except as set forth in paragraph 9 of this letter), tax laws, antitrust or trade regulation laws, insolvency or fraudulent transfer laws, antifraud laws, compliance with fiduciary duty requirements, pension or employee benefit laws, usury laws, environmental laws, margin regulations (except as set forth in paragraph 5(iii)), FINRA rules or stock exchange rules (without limiting other laws excluded by customary practice).

Without limiting the generality of the foregoing, the opinions expressed above are also subject to the following limitations, exceptions and assumptions:

(a)                                  We have assumed that any conditions to the effectiveness of the Opinion Documents have been satisfied or waived and that any required lender consents to the Opinion Documents have been obtained;

(b)                                 We have assumed that immediately prior to giving effect to the Opinion Documents, the Credit Agreement and the Security Agreement were the legally valid, binding and enforceable obligations of the parties thereto;

(c)                                  We have assumed that since the original date of execution thereof, except as specifically set forth in the definition of Loan Documents, the definition of Credit Agreement or the definition of Security Agreement, no Loan Document has been amended, restated, modified, supplemented or terminated and that no rights pursuant thereto have been released, waived or modified either expressly or by any action or inaction of the parties thereto and that no party has defaulted on its obligations under the Loan Documents;

(d)                                 We have assumed that since the original date of filing thereof, no Delaware Financing Statement or Texas Financing Statement has been amended, restated, modified, supplemented or terminated and that no rights pursuant thereto have been released, waived or modified either expressly or by any action or inaction of the parties thereto;

(e)                                  With respect to our opinions in paragraphs 6, 7 and 8, we have assumed that none of Secured Party’s interest in the UCC Collateral has been released in connection with the consummation of the transactions contemplated by the Opinion Documents; and

(f)                                    The effect of New York law and court decisions which provide that certain suretyship rights and defenses are available to a party that encumbers its property to secure the obligations of another.

The opinions set forth above are also subject to (i) the unenforceability of contractual provisions waiving or varying the rules listed in Section 9-602 of the New York UCC, (ii) the unenforceability under certain circumstances of contractual provisions respecting self-help or summary remedies without notice of or opportunity for hearing or correction, (iii) the effect of provisions of the New York UCC and other general legal principles that impose a duty to act in good faith and in a commercially reasonable manner, and (iv) the effect of Sections 9-406, 9-

407, 9-408 and 9-409 of the New York UCC on any provision of any Loan Document that purports to prohibit, restrict, require consent for or otherwise condition the assignment of rights under such Loan Document.

We call to your attention that enforcement of a claim denominated in a foreign currency may be limited by requirements that the claim (or a judgment in respect of the claim) be converted into United States dollars, and we express no opinion as to the enforceability of any indemnity for losses associated with the exchange of the judgment currency into any other currency.

Our opinions in paragraph 6 above are limited to Article 9 of the New York UCC, our opinions in paragraph 7 above are limited to Article 9 of the Delaware UCC and our opinions in paragraph 8 above are limited to Article 9 of the Texas UCC and therefore those opinion paragraphs, among other things, do not address collateral of a type not subject to, or excluded from the coverage of, Article 9 of the Applicable UCC.

Additionally,

(i)                                     We express no opinion with respect to the priority of any security interest or lien.

(ii)                                  We express no opinion with respect to any agricultural lien or any collateral that consists of letter-of-credit rights, commercial tort claims, goods covered by a certificate of title, claims against any government or governmental agency, consumer goods, crops growing or to be grown, timber to be cut, goods which are or are to become fixtures, as-extracted collateral or cooperative interests.

(iii)                               We assume the descriptions of collateral contained in, or attached as schedules to, the Loan Documents and any financing statements accurately and sufficiently describe the collateral intended to be covered by the Loan Documents or such financing statements provided that we make no such assumption as to the sufficiency of any collateral described solely by a type of collateral defined in Article 9 of the Applicable UCC.  Additionally, we express no opinion as to whether the phrases “all personal property” or “all assets” or similarly general phrases would be sufficient to create a valid security interest in the collateral or particular item or items of collateral; however, we note that pursuant to Section 9-504 of the Applicable UCC the phrases “all assets” or “all personal property” can be a sufficient description of collateral for purposes of perfection by the filing of a financing statement.

(iv)                              We have assumed that each grantor of any security interest has, or with respect to after-acquired property will have, rights in the collateral granted by it or the power to transfer rights in such collateral, and that each such grantor has received value, and express no opinion as to the nature or extent of any grantor’s rights in any of the collateral and we note that with respect to any after-acquired property, the security interest will not attach until the applicable grantor acquires such rights or power.

(v)                                 We call to your attention the fact that the perfection of a security interest in “proceeds” (as defined in the Applicable UCC) of collateral is governed and restricted by Section 9-315 of the Applicable UCC.

(vi)                              We have assumed that the exact legal name of each Opinion Party is as set forth in the copy of the organizational documents certified by the applicable Secretary of State, and we have also assumed the accuracy of the other factual information set forth on the Delaware Financing Statements and the Texas Financing Statements, as applicable.

(vii)                           Section 552 of the federal Bankruptcy Code limits the extent to which property acquired by a debtor after the commencement of a case under the federal Bankruptcy Code may be subject to a security interest arising from a security agreement entered into by the debtor before the commencement of such case.

(viii)                        We express no opinion with respect to any property subject to a statute, regulation or treaty of the United States whose requirements for a security interest’s obtaining priority over the rights of a lien creditor with respect to the property preempt Section 9-310(a) of the Applicable UCC.

(ix)                                We express no opinion with respect to any goods which are accessions to, or commingled or processed with, other goods to the extent that the security interest is limited by Section 9-335 or 9-336 of the Applicable UCC.

(x)                                   We call to your attention that a security interest may not attach or become enforceable or be perfected as to contracts, licenses, permits, equity interests or other property which are not assignable under applicable law, or are subject to consent requirements or contractual or other prohibitions or restrictions on assignment, except to the extent that any such prohibitions, restrictions or consent requirements may be rendered ineffective to prevent the attachment of the security interest pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the Applicable UCC, as applicable, and we note that the extent of any security interest created in reliance on such UCC provisions may be limited.  In addition, we call to your attention that your rights under the Loan Documents as secured parties may be subject to the provisions of the organizational and governing documents of any entity in which any equity interests (or other rights of equity holders or investors) are pledged and the provisions of the applicable laws under which any such entity is organized.

(xi)                                We express no opinion regarding any security interest in any copyrights, patents, trademarks, service marks or other intellectual property, or any license or sublicense thereof or the proceeds of any of the foregoing except to the extent Article 9 of the Applicable UCC may be applicable to the foregoing and, without limiting the generality of the foregoing, we express no opinion as to the effect of any federal laws relating to copyrights, patents, trademarks, service marks or other intellectual property on the opinions expressed herein.  In addition, we call to your attention that any license or sublicense of copyrights, patents, trademarks or other intellectual property may not be assignable unless such license or sublicense affirmatively permits the creation, perfection and enforcement of a security interest therein.

(xii)                             We express no opinion as to the enforceability of any provision of any Loan Document purporting to agree to the classification or type of any property for purposes of the Applicable UCC.

(xiii)                          We express no opinion with respect to the security interest of the Collateral Agent for the benefit of any secured party except to the extent that the Collateral Agent has been duly appointed as agent for such persons.

With your consent, we have assumed (a) that the Loan Documents have been duly authorized, executed and delivered by the parties thereto other than the Opinion Documents by the Opinion Parties, (b) that the Loan Documents constitute legally valid and binding obligations of the parties thereto other than the Opinion Documents with respect the Credit Parties, enforceable against each of them in accordance with their respective terms, and (c) that the status of the Loan Documents as legally valid and binding obligations of the parties is not affected by any (i) breaches of, or defaults under, agreements or instruments, (ii) violations of statutes, rules, regulations or court or governmental orders, or (iii) failures to obtain required consents, approvals or authorizations from, or make required registrations, declarations or filings with, governmental authorities, provided that we make no such assumption to the extent we have opined as to such matters with respect to the Opinion Parties or Credit Parties herein.

This letter is furnished only to you and is solely for your benefit in connection with the transactions referenced in the first paragraph.  This letter may not be relied upon by you for any other purpose, or furnished to, assigned to, quoted to or relied upon by any other person, firm or entity for any purpose, without our prior written consent, which may be granted or withheld in our discretion.  At your request, we hereby consent to reliance hereon by any future assignee of your interest in the loans under the Amended Credit Agreement pursuant to an assignment that is made and consented to in accordance with the express provisions of Section 12.8 of the Amended Credit Agreement, on the condition and understanding that (i) this letter speaks only as of the date hereof, (ii) we have no responsibility or obligation to update this letter, to consider its applicability or correctness to other than its addressees, or to take into account changes in law, facts or any other developments of which we may later become aware, and (iii) any such reliance by a future assignee must be actual and reasonable under the circumstances existing at the time of assignment, including any changes in law, facts or any other developments known to or reasonably knowable by the assignee at such time.